Exhibit 10.1

AMENDMENT TO EMPLOYMENT AGREEMENT

THIS AMENDMENT (this “Amendment”) is entered into as of September 2, 2014 by and between Fibrocell Science, Inc. (the “Company”) and Gregory Weaver (“Executive”).

WHEREAS, the Company and Executive are parties to an employment agreement, dated August 26, 2013 (the “Employment Agreement”);

WHEREAS, Section 18 of the Employment Agreement provides that the Company and Executive may amend the Employment Agreement by mutual agreement in writing; and

WHEREAS, the Company and Executive desire to amend the Employment Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Section 2(a) of the Employment Agreement is hereby amended and restated in its entirety to read as follows:

“(a).  Base Salary.   The Company shall pay to Executive an annual base salary (“Base Salary”) of $330,000, less applicable withholdings and deductions, in accordance with the Company’s normal payroll procedures.  The Base Salary shall be reviewed on an annual basis by the Compensation Committee of the Company’s Board of Directors and may be adjusted from time to time by the Compensation Committee.”

2.                                      Capitalized terms not defined herein shall have the meaning set forth in the Employment Agreement. All other provisions of the Employment Agreement not amended by this Amendment shall continue in full force and effect.

3.                                      This Amendment may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument.

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The Company has caused this Amendment to be executed by its duly authorized officer, and Executive has executed this Amendment, in each case on the date first set forth above.

FIBROCELL SCIENCE, INC.

By:	/s/ David Pernock

Title:	Chairman & CEO

GREGORY WEAVER

/s/ Gregory Weaver